EXHIBIT 10.01

AIRCRAFT SALE AND AIRCRAFT LEASE
ASSIGNMENT, ASSUMPTION
AND AMENDMENT AGREEMENT
AIRCRAFT FINANCING FACILITY
(STEELCASE TRUST NO. 2000-1)

This AIRCRAFT SALE AND AIRCRAFT LEASE ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT is entered into as of May 20, 2005 by and among Steelcase Financial Services Inc., as buyer and new lessor (“Buyer”), Steelcase Inc., as Lessee (“Lessee”); Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), not in its individual capacity except as provided herein, but solely as Certificate Trustee (the “Certificate Trustee”); Wells Fargo Bank National Association (successor to Wells Fargo Bank Nevada, National Association, successor to First Security Trust Company of Nevada), not in its individual capacity except as provided herein, but solely as Administrative Agent (the “Administrative Agent”); Hatteras Funding Corporation, as CP Lender (the “CP Lender”); Scotiabanc Inc. and Banc of America Leasing & Capital, LLC as Certificate Holders (the “Certificate Holders”); Fifth Third Bank (formerly known as Old Kent Bank), The Northern Trust Company, The Bank of Nova Scotia and Bank of America, National Association as Facility Lenders and Liquidity Banks (the “Facility Lenders and Liquidity Banks”); and Bank of America, National Association, as Administrator (the “Administrator”). Capitalized terms used, but not defined, herein shall have the respective meanings ascribed to such terms in the Participation Agreement (as defined below).

WHEREAS, the Lessee, Certificate Trustee, the Administrative Agent, the CP Lender, the Certificate Holders, the Facility Lenders and Liquidity Banks and the Administrator are party to that certain Participation Agreement (Steelcase Trust No. 2000-1) dated as of May 26, 2000 (as heretofore amended, modified or supplemented being the “Participation Agreement”) in respect of one (1) 1996 Dassault Aviation Falcon 2000 aircraft bearing manufacturer’s serial no. 24 and U.S. Registration No. N876SC (formerly N376SC) (the “Falcon 2000”) and one (1) Dassault Aviation Falcon 900EX aircraft bearing manufacturer’s serial no. 66 and U.S. Registration No. N377SC (the “Falcon 900EX”, collectively, the “Aircraft”);

WHEREAS, pursuant to the terms of the Master Aircraft Lease Agreement (Steelcase Trust No. 2000-1) dated as of May 26, 2000 (the “Master Lease”) among the Certificate Trustee, as lessor (the “Lessor”), and the Lessee, as supplemented, in respect of the Falcon 2000, by that certain Lease Supplement and Acceptance Certificate No. 1 (Steelcase Trust No. 2000-1) dated as of May 26, 2000 and as further supplemented, in respect of the Falcon 900EX, by that certain Lease Supplement and Acceptance Certificate No. 2 (Steelcase Trust No. 2000-1) dated as of August 23, 2000, Lessee leases each of the Aircraft from Lessor (the Master Lease as so supplemented and as otherwise amended, modified or supplemented being the “Lease”);

WHEREAS, pursuant to Section 22.1 of the Master Lease, Lessee has the option to purchase one or both of the Aircraft and by written notice dated January 28, 2005, Lessee has exercised this option in respect of both Aircraft;

WHEREAS, in accordance with the provisions of the Lease, Lessee has designated May 20, 2005 (the “Purchase Date”) as the purchase date for both Aircraft;

WHEREAS, Lessee wishes to assign all of its rights and obligations in respect of the exercised option to purchase both Aircraft to Buyer and Buyer wishes to accept and assume all of such rights and obligations, to purchase both Aircraft and to become the lessor of the Aircraft under the Lease; and

WHEREAS, the parties hereto desire to set out the procedures for, and consequences of, Buyer’s purchase of both Aircraft and its acceptance and assumption of all the rights and obligations of Lessor under the Lease;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

1. Assignment of Purchase Right. Lessee hereby assigns and delegates to Buyer all of the rights and obligations of Lessee to purchase both Aircraft pursuant to the exercise of the purchase option referenced above. Buyer hereby accepts and assumes such rights and obligations including, without limitation, the obligation to pay the Purchase Amount for each Aircraft to the Lessor on the Purchase Date. The parties hereto acknowledge and consent to such assignment and delegation.

2. Purchase Amount. The parties hereby agree that the amount to be paid on the Purchase Date as the Purchase Amount for the Falcon 2000 is $12,192,607.52 and as the Purchase Amount for the Falcon 900EX is $34,920,447.37. Lessor hereby directs the Buyer to pay the Purchase Amount for each Aircraft to such account as may be designated by Lessor in a written invoice to be delivered to Buyer on or prior to the Purchase Date.

3. Consequences of Payment of Purchase Amounts. The parties hereto hereby agree that upon payment by Buyer of the Purchase Amount for each Aircraft the following events shall be deemed to occur simultaneously:

(a)	Lessor shall be deemed to have assigned, delegated and otherwise transferred to Buyer all of Lessor’s right, title and interest in, to and under, and all of Lessor’s duties, liabilities and obligations under or in respect of, the Lease and the lease of such Aircraft thereunder and Buyer shall be deemed to have accepted all of such right, title and interest and to have assumed all of such duties, liabilities and obligations;

(b)	each of the Security Agreement, Trust Agreement, Participation Agreement and every other Operative Document in respect of such Aircraft (other than the Lease) shall terminate and all rights, claims, liabilities and obligations of each party thereunder shall be released and terminated except for such rights, if any, that expressly survive such termination;

(c)	the trust created by the Trust Agreement and the trust created by the Security Agreement, in each case, in respect of such Aircraft shall terminate and all rights,

claims, liabilities and obligations of each party thereunder shall be released and terminated;

(d)	the debt created under the Loan Agreement and evidenced by the Notes shall be satisfied and discharged in full;

(e)	Lessor shall transfer and convey to Buyer all of its right, title and interest in and to such Aircraft, such transfer and conveyance to be evidenced by the execution and delivery by Lessor to Buyer of a warranty bill of sale in respect of such Aircraft, substantially in the form of Exhibit A hereto (the “Warranty Bill of Sale”);

(f)	Section 22.1(a) of the Master Lease is hereby amended to delete the phrase “provided that the Renewal Option shall not be available for any Aircraft at the end of the second (2nd) Renewal Term of such Aircraft”;

(g)	the Lease Term for each Aircraft shall be extended to May 26, 2006 as if Lessee had exercised the Renewal Option for such extended term and Basic Rent shall continue to be paid by Lessee to Buyer in the amounts and on the dates set forth in the Lease immediately prior to the transactions contemplated hereby;

(h)	all references in the Lease to “Lessor” shall be deemed references to Buyer as though originally named therein in place of the Certificate Trustee; all references in the Lease to “Administrative Agent” shall be deemed to be of no effect; and other references to other parties in the Lease or to any other Operating Documents shall be construed in a manner that is consistent with the intentions of this Agreement; and

(i)	except as expressly modified hereby the Lease (including the provisions of Appendix A of the Participation Agreement incorporated therein by reference) shall remain in full force and effect.

4. Filing of Documents. Each of the parties hereto hereby agrees that upon payment by Buyer of the Purchase Amount for each Aircraft the following actions shall be taken:

(a)	Lessor shall execute and deliver to Buyer the Warranty Bill of Sale for such Aircraft;

(b)	in respect of such Aircraft, Lessor shall cause to be filed with the FAA an FAA Assignment and Assumption Agreement substantially in the form of Exhibit B hereto and the Administrative Agent shall cause to be filed with the FAA an FAA form of Aircraft Mortgage Release;

(c)	Administrative Agent shall cause a UCC-3 termination statement in respect of the Aircraft mortgage to be filed in the applicable recording office in the State of Utah;

(d)	Lessor and Buyer shall cause a UCC-3 assignment statement in respect of the Lease to be filed in the applicable recording office in the State of Michigan; and

(e)	Buyer shall deliver to Lessor a resale certificate evidencing exemption from Michigan sales tax.

5. Direction. Each of the Certificate Holders hereby directs the Certificate Trustee to enter into this Agreement and to take the actions contemplated hereby. Each of the Lenders hereby directs the Administrative Agent to enter into this Agreement and to take the actions contemplated hereby.

6. Further Assurances. Each of the parties hereto hereby agrees to execute such documents (including any UCC termination statements) and to take such actions as Lessee may reasonably request in order to implement this Agreement and the termination and release contemplated hereby.

7. Expenses. Lessee shall pay the reasonable costs and expenses incurred by each party in connection with this Termination and Release and the actions contemplated hereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized person as of the date first above written.

STEELCASE INC., as Lessee

By:

Name:

Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
(formerly known as FIRST SECURITY BANK, NATIONAL ASSOCIATION), not in its individual capacity except as expressly provided in the Operative Documents, as Certificate Trustee and Lessor

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION
(successor to Wells Fargo Bank Nevada, National Association, successor to First Security Trust Company of Nevada),
not in its individual capacity except as expressly provided in the Operative Documents, as Administrative Agent

By:

Name:

Title:

HATTERAS FUNDING CORPORATION, as CP Lender

By:

Name:

Title:

FIFTH THIRD BANK (formerly known as Old Kent Bank),
as a Facility Lender

By:

Name:

Title:

THE NORTHERN TRUST COMPANY, as a Facility Lender

By:

Name:

Title:

THE BANK OF NOVA SCOTIA, as a Facility Lender

By:

Name:

Title:

SCOTIABANC INC., as a Certificate Holder

By:

Name:

Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator
and as Facility Lender

By:

Name:

Title:

BANC OF AMERICA LEASING & CAPITAL, LLC, as Arranger
and as a Certificate Holder

By:

Name:

Title:

STEELCASE FINANCIAL SERVICES INC., as Buyer

By:

Name:

Title:

EXHIBIT A

WARRANTY BILL OF SALE (N377SC)

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as FIRST SECURITY BANK, NATIONAL ASSOCIATION), not in its individual capacity, but solely as Certificate Trustee (the “Seller”) under that certain Trust Agreement (Steelcase Trust No. 2000-1) dated as of May 26, 2000 (the “Trust Agreement”), is the owner of good and marketable title to the following aircraft equipment (herein referred to collectively as the “Aircraft”):

One (1) Dassault Aviation Falcon 900EX aircraft bearing manufacturer’s serial number 66 and U.S. Registration No. N377SC, together with three (3) AlliedSignal Model TFE 731-60 engines installed thereon, bearing manufacturer’s serial numbers P112311, P112312 and P112313, respectively, together in each case with all parts, components, appliances, modules, instruments, appurtenances, accessories, furnishings and other equipment relating to such airframe or any such engine, and all log books, manuals, records (including, but not limited to, inspection, maintenance and overhaul records), and other data relating to such aircraft, engines or parts;

     THAT, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does on this date grant, convey, transfer, bargain and sell, deliver and set over unto STEELCASE FINANCIAL SERVICES INC. (“Buyer”) and unto its successors and assigns forever all of Seller’s right, title and interest in and to the above described Aircraft, in its “as-is, where-is” and “with all faults” condition;

     THAT, Seller hereby warrants to Buyer, its successors and assigns that there is hereby conveyed to Buyer on the date hereof good and marketable title to the aforesaid Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others of any nature that is, in each case, a Certificate Trustee Lien (as such term is defined in the Participation Agreement that is referred to in the Trust Agreement), and that Seller will warrant and defend such title forever against all claims and demands whatsoever;

     THAT, Seller hereby assigns to Buyer, its successors and assigns any and all warranties received by Seller, directly or indirectly from any manufacturer or third party vendor, whether under the original manufacturer’s purchase agreement or otherwise, with respect to all or any portion of the Aircraft;

     THAT, Seller hereby represents to Buyer that Seller has the power to execute and deliver this Bill of Sale, this Bill of Sale has been duly executed and delivered on behalf of Seller, this Bill of Sale constitutes the valid and binding obligation of Seller and is enforceable in accordance with its terms, and the Aircraft has not been modified for military purposes.

     EXCEPT AS OTHERWISE SET FORTH ABOVE, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, AND EXPRESSLY DISCLAIMS, ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION OR MERCHANTABILITY THEREOF.

     THIS BILL OF SALE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, Seller has caused this instrument to be executed in its name this 20th day of May 2005.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as FIRST SECURITY BANK, NATIONAL ASSOCIATION), not in its individual capacity but as Certificate Trustee

By:

Name:

Title:

EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT
(N377SC)

          This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) entered by and between Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), not in its individual capacity but solely as Certificate Trustee, as assignor (the “Assignor”), and Steelcase Financial Services Inc., as assignee (the “Assignee”), dated the 20th day of May, 2005.

          WHEREAS, the Assignor is a party to the Agreement, as more particularly described in Annex I attached hereto (the “Assigned Agreement”);

          WHEREAS, the Assignor has agreed to assign, delegate and otherwise transfer and convey to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreement with respect to the Aircraft, as more particularly described in Annex I attached hereto (the “Aircraft”); and

          WHEREAS, the Assignee desires to accept the assignment, delegation, transfer and conveyance of all of the Assignor’s rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreement with respect to the Aircraft to the same extent as if the Assignee had executed the Assigned Agreement.

          NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Assignment of Assigned Agreement. The Assignor hereby assigns, delegates, transfers and conveys to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreement with respect to the Aircraft.

          2. Assumption of Assigned Agreement. The Assignee hereby accepts the assignment contained in Section 1 and assumes all of the duties, obligations and liabilities of the Assignor in, to and under the Assigned Agreement with respect to the Aircraft to the same extent as if the Assignee had executed the Assigned Agreement. The Assignee hereby agrees to be bound by the terms and provisions of the Assigned Agreement and accepts all of the Assignor’s rights, interests, duties, obligations and liabilities thereunder.

          3. Governing Law. This Assignment shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York, including all matters of construction, validity or interpretation of this Assignment.

          4. Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

          5. Binding Nature. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

[signature page follows]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date first set forth above.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as FIRST SECURITY BANK, NATIONAL ASSOCIATION), not in its individual capacity but olely as Certificate Trustee

By:

Title:

Assignor

STEELCASE FINANCIAL SERVICES INC.

By:

Title:

Assignee

Annex I
to Assignment and Assumption Agreement

Description of Assigned Agreement

          Master Aircraft Lease Agreement (Steelcase Trust No. 2000-1) dated as of May 26, 2000 between Wells Fargo Bank Northwest, National Association (formerly First Security Bank, National Association), as certificate trustee, as lessor, and Steelcase Inc., as lessee, which was recorded by the Federal Aviation Administration on July 17, 2000 and assigned Conveyance No. H099653, as supplemented by the following described instruments:

	Date of	FAA	FAA
Instrument	Instrument	Recording Date	Conveyance No.
Lease Supplement and Acceptance Certificate No. 1 (Steelcase Trust No. 2000-1)	as of 05/26/00	07/17/00	H099653

Lease Supplement and Acceptance Certificate No. 2 (Steelcase Trust No. 2000-1)	as of 08/23/00	08/25/00	CC013412

Description of Aircraft

          One (1) Dassault Falcon 900 EX aircraft bearing manufacturer’s serial number 66 and U.S. Registration No. N377SC and three (3) Allied Signal TFE731-60 aircraft engines bearing manufacturer’s serial numbers P112311, P112312 and P112313.